SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2003

LIONS GATE ENTERTAINMENT CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880 (Commission File Number)	(IRS Employer Identification No.)

Suite 3123, Three Bentall Centre, Burrard Street
Vancouver, British Columbia V7X 1J1
And
4553 Glencoe Avenue, Suite 200
Marina del Rey, California 90292
(Address of principal executive offices)

(604) 609-6100
(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 12. Results of Operation and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 12. Results of Operation and Financial Condition.

On November 14, 2003, Lions Gate Entertainment Corp. issued a press release setting forth its results for its fiscal quarter ending September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Index

99.1 Press release dated November 14, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.
Date: November 14, 2003
	By:	/s/ JAMES KEEGAN

Name: James Keegan Title: Chief Financial Officer